                                                                    EXHIBIT 99.2

For Immediate Release
Contact:
David Bulger (Company)                 Jerry Daly or Carol McCune
CFO, Treasurer and EVP                 Daly Gray (Media)
(561) 835-1800 x302                    (703) 435-6293


              Innkeepers USA Trust Announces First Quarter Earnings

         PALM BEACH, Fla., May 6, 2003--Innkeepers USA Trust (NYSE: KPA), a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the U.S., today announced results for the quarter ended March 31, 2003.

                                                                1Q 2003*         1Q 2002*         % Change
                                                                --------         --------         --------
Net loss available to common shareholders                       ($5,050)         ($6,467)          21.9%
Net loss per share                                              ($0.14)          ($0.19)           26.3%
Net cash provided by operating activities                        $9,284          $11,742          (20.9)%
Total revenue                                                   $16,754          $16,273            3.0%
Deferred percentage lease revenue                                $3,463           $5,688          (39.1)%
Funds from operations (FFO)**                                    $3,250           $3,134            3.7%
FFO per share                                                    $0.08            $0.09           (11.1)%
Earnings before interest expense, taxes, depreciation and       $11,757          $11,812           (0.5)%
amortization, (EBITDA)**


*In thousands, except per share and percentage change data

**FFO and EBITDA are non-GAAP financial measures within the meaning of Securities and Exchange Commission rules and regulations and are discussed in further detail on pages 5-6

Operating Results

         The improvement in net loss available to common shareholders and net loss per share for the first quarter 2003, compared to the first quarter 2002, was due principally to lower

                                     - more-

Innkeepers USA
Page 2


depreciation recognized in the first quarter 2003 due to certain hotel property assets that became fully depreciated during 2002. FFO and FFO per share were essentially flat compared to the first quarter 2002 due to base rent (as opposed to percentage lease rent) being recognized in both periods.

         Revenue per available room (RevPAR) for 66 of the company's comparable hotels declined 6.9 percent for the first quarter to $61.23. Occupancy decreased
3.0 percent to 66.1 percent, and average daily rate (ADR) decreased 4.0 percent to $92.63 for the first quarter. Ongoing weakness in the economy and the airline industry, lower consumer confidence and concerns about war with Iraq and other world events deterred travel in the first quarter.

         The RevPAR decrease for the first quarter reflects a 17.4 percent decline in RevPAR at the company's eight Silicon Valley, California properties, which have been severely impacted by the local economy and concerns about SARS. The eight Silicon Valley hotels accounted for 19 percent and 22 percent of the company's percentage lease revenues for the 12 months ended March 31, 2003 and 2002, respectively. Excluding Silicon Valley, the remainder of Innkeepers' portfolio reported a RevPAR decrease of 4.2 percent for the first quarter of 2003.

         "Due to a lack of visibility and the conditions outlined above, we are withdrawing our previous earnings guidance and suspending quarterly and full-year guidance," said Jeffrey H. Fisher, Innkeepers chief executive officer and president. "It appears that second quarter results will be further impacted by continued economic weakness combined with the lingering effects of

                                    - more -

Innkeepers USA
Page 3


war and SARS. We remain confident that demand will return as the economy stabilizes and as business travelers resume more normal travel patterns. However, at this point in time we cannot determine when this will occur.

         "We believe we are well positioned to benefit from a recovery," Fisher added. "We are affiliated with the best brands, i.e., Marriott and Hilton, and a majority of our revenues are derived from major MSAs, which we believe will benefit from the return of the business traveler."

Dividend Update

         Fisher noted that the company paid a regular quarterly $0.08 per common share dividend in the first quarter and is evaluating the level of common share dividend to be paid in the second quarter. "We intend to pay quarterly dividends on our Series A convertible preferred shares in 2003 at the annual rate that we have in the past, $2.15624 per share, and to pay a quarterly distribution on the Series B partnership units at an annual rate of $1.10," he said.

Balance Sheet

         David Bulger, Innkeepers' chief financial officer, treasurer and executive vice president, noted that the company continues to maintain a strong capital structure. "Our debt-to-investment in hotel properties at cost ratio is 27 percent at March 31, 2003, with all of our total debt due 2007 and beyond. Our weighted average interest rate on our total debt is 7.5 percent, and 96 percent of our total debt is at a fixed rate. We have $0 outstanding on our $135 million unsecured line of credit, which matures July 2004."

                                    - more -

Innkeepers USA
Page 4


Capital Expenditures

         Bulger noted that the company had spent $5.1 million on selective capital maintenance projects in the first quarter. "We will continue to invest in our hotels to remain competitive in our markets."

Innkeepers Hospitality Performance

         Innkeepers Hospitality, which leases 61 of the company's 67 hotels at March 31, 2003, reported that its net loss for the first quarter ending March 31, 2003, was approximately $1.4 million, compared to net loss of $0.6 million for the same period in 2001. Gross margin and gross operating profit (GOP) for the first quarter were 77.1 percent and 44.2 percent, respectively, which were flat and compressed 2.2 percentage points, respectively, from the 2002 first quarter.

         As a result of a lack of visibility regarding the timing of an economic recovery and return of the transient business traveler, Innkeepers Hospitality has informed the company that its previous estimate of 2002 earnings is being withdrawn. "As we gain more confidence in our ability to predict the timing and effect of these events, we hope to be able to provide an earnings estimate for Innkeepers Hospitality," Fisher said.

TRS Transaction

         The special committee of the board of trustees of the company formed to examine strategic alternatives regarding the lessee position available under the REIT Modernization Act,

                                    - more -

Innkeepers USA
Page 5


and its independent advisors, continue to negotiate with Innkeepers Hospitality the possible structuring and terms of a transaction.

         Innkeepers USA Trust is a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the U.S. The company owns 67 hotels with a total of 8,196 suites or rooms in 23 states and focuses on acquiring and/or developing Residence Inns by Marriott and other upscale extended-stay hotels and the rebranding and repositioning of other hotel properties.

         For more information about Innkeepers USA Trust, visit the company's web site at www.innkeepersusa.com. To listen to a web cast of the company's 2003 first quarter conference call on May 6, 2003, at 2 p.m. Eastern time, go to the web site and click on Conference Calls. Interested parties may listen to an archived web cast of the conference call on the web site, or may dial (800) 405-2236, pass code 535275, to hear a telephone replay. The archived web cast and telephone replay will be available through Tuesday, May 13, 2003.

FFO As Defined by NAREIT

         The National Association of Real Estate Investment Trusts (NAREIT) adopted the definition of FFO in order to promote an industry standard measure of REIT financial and operating performance. Management believes that the presentation of FFO (defined below) provides useful information to investors regarding the company's financial condition and results of operations. Additionally, FFO per share targets are used to determine a significant portion of the incentive compensation of the company's senior management.

                                    - more -

Innkeepers USA
Page 6


         NAREIT defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The company calculates FFO in compliance with the NAREIT definition.

EBITDA

         EBITDA is defined as net income (loss) available to common shareholders (computed in accordance with GAAP) before interest expense, taxes, depreciation and amortization, preferred share dividends, and common and preferred minority interests. Management believes that the presentation of EBITDA provides useful information to investors regarding the company's financial condition and results of operations, in addition to evaluating hotel property level performance, acquisitions and dispositions. The company calculates EBITDA in compliance with the definition herein.

         FFO and EBITDA as presented may not be comparable to FFO and EBITDA as calculated by other real estate companies. This information should not be considered as an alternative to net income, cash flow from operations, or any other financial and operating performance measure prescribed by GAAP.

         The company believes that its new FFO, FFO per share and EBITDA computation methodologies comply with the SEC's new rules regarding the presentation of non-GAAP financial information. The company may review its computation methodologies if and when further guidance on the new SEC rules becomes available.

                                    - more -

Innkeepers USA
Page 7


         Cautionary statements set forth in reports filed by the company from time to time with the Securities and Exchange Commission discuss important factors impacting, or that could impact, the company and its results or forecasted results. These factors include, without limitation, (i) risks that war, terrorism or similar activities, widespread health alerts, disruption in oil imports or changes in domestic or international political environments, have and may continue to negatively affect the travel industry and the company, and the negative effects of such events that may occur in the future cannot be fully anticipated, (ii) the relative strength and performance of businesses and industries that are important demand generators in the company's key markets,
(iii) international, national, regional and local economic conditions that will, among other things, affect demand for the company's hotel rooms and the availability and terms of financing, (iv) the company's ability to maintain its properties in competitive condition, (v) the company's ability to acquire or develop additional properties and risks that potential acquisitions or developments may not perform in accordance with expectations, (vi) changes in travel patterns or the prevailing means of commerce, i.e., e-commerce, and (vii) the complex tax rules that the company must satisfy to qualify as a REIT, and other governmental regulation.

                              INNKEEPERS USA TRUST
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                 (in thousands, except share and per share data)

                                                          Three Months Ended
                                                             March 31,
                                                       2003             2002
                                                    ----------       ----------
Revenue:
Percentage lease revenue                               $16,624          $16,132
Other revenue                                              130              141
     Total revenue                                     $16,754          $16,273

Expenses:
Depreciation                                            $8,457           $9,762
Amortization of franchise costs                             14               14
Ground rent                                                124              122
Interest expense(1)                                      4,315            4,458
Amortization of loan origination fees                      269              305
Property taxes and insurance                             2,952            3,273
General and administrative                               1,406            1,081
Amortization of unearned compensation                      345              337
Other charges(2)                                           655              133
     Total expenses                                    $18,537          $19,485

Loss before minority interest                          ($1,783)         ($3,212)
Minority interest, common                                  157              239
Minority interest, preferred                            (1,068)          (1,068)
Loss from continuing operations                        ($2,694)         ($4,041)
Discontinued operations(3)                                 140               70
Net loss                                               ($2,554)         ($3,971)
Preferred share dividends                               (2,496)          (2,496)
Net loss available to common shareholders              ($5,050)         ($6,467)

Net loss per share                                      ($0.14)          ($0.19)
Weighted average number of
  common shares                                     37,386,312       34,394,871

(1) Interest expense has been capitalized in the amounts of $0 and $193,000 for the three months ended March 31, 2003 and 2002, pertaining to the newly developed Residence Inn by Marriott hotel in Saddle River, New Jersey

(2)  Other charges include TRS transaction costs

(3) A hotel has been actively marketed for sale and the operations of the hotel (i.e., percentage lease revenue, depreciation and property taxes and insurance) have been recognized and categorized as discontinued operations for all periods presented

                              INNKEEPERS USA TRUST
                    CALCULATION OF FFO AND EBITDA (UNAUDITED)
           (in thousands, except per share and percentage change data)

                                                          Three Months Ended
                                                              March 31,
                                                        2003             2002
                                                     ----------      ----------
CALCULATION OF FFO
  Net loss available to common shareholders             ($5,050)        ($6,467)
  Depreciation                                            8,457           9,762
  Depreciation included in discontinued operations            0              78
  Minority interest, common                                (157)           (239)
FFO                                                      $3,250          $3,134
Weighted average number of common
  shares and common share equivalents                38,557,236      35,807,505
FFO per share                                             $0.08           $0.09


                                                             Three Months Ended
                                                                  March 31,
                                                              2003        2002
                                                           ---------   ---------
CALCULATION OF EBITDA
   Net loss available to common shareholders                ($5,050)    ($6,467)
   Depreciation and amortization                              9,085      10,418
   Depreciation included in discontinued operations               0          78
   Interest expense                                           4,315       4,458
   Minority interest, common and preferred                      911         829
   Preferred share dividends                                  2,496       2,496
EBITDA                                                      $11,757     $11,812

                              INNKEEPERS USA TRUST
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                 (in thousands, except share and per share data)

                                                         March 31,  December 31,
                                                           2003         2002
                                                        ---------    ---------
ASSETS
Investment in hotel properties:
     Land and improvements                              $ 101,140    $ 101,104
     Building and improvements                            655,121      655,373
     Furniture and equipment                              105,684      104,513
     Renovations in process                                 4,950          828
     Hotels held for sale, net                              2,000        2,000
                                                        ---------    ---------
                                                          868,895      863,818
     Accumulated depreciation                            (189,246)    (180,789)
                                                        ---------    ---------
     Net investment in hotel properties                   679,649      683,029

Cash and cash equivalents                                  13,838       21,367
Restricted cash and cash equivalents                       14,406       14,151
Due from Lessees                                           10,188        8,784
Deferred expenses, net                                      3,985        3,685
Other assets                                                2,625        3,032
                                                        ---------    ---------
         Total assets                                   $ 724,691    $ 734,048
                                                        ---------    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
Debt                                                    $ 235,582    $ 236,730
Accounts payable and accrued expenses                       7,076        7,700
Distributions payable                                       5,908        9,000
Deferred percentage lease revenue                           3,463           --
Minority interest in Partnership                           52,207       52,458
                                                        ---------    ---------
          Total liabilities                               304,236      305,888
                                                        ---------    ---------

Shareholders' equity:
     Preferred shares, $0.01 par value, 20,000,000        115,750      115,750
       shares authorized, 4,630,000 shares
       issued and outstanding
     Common shares, $0.01 par value, 100,000,000              375          375
       shares authorized, 37,488,913 and
       37,483,913 issued and outstanding, respectively
     Additional paid-in capital                           393,295      393,259
     Unearned compensation                                   (728)      (1,036)
     Distributions in excess of earnings                  (88,237)     (80,188)
                                                        ---------    ---------
          Total shareholders' equity                      420,455      428,160
                                                        ---------    ---------
          Total liabilities and shareholders' equity    $ 724,691    $ 734,048
                                                        ---------    ---------

                              INNKEEPERS USA TRUST
                             OTHER DATA (UNAUDITED)
                       (in thousands, except shares data)

                                                                     March 31,      March 31,
                                                                       2003           2002
                                                                    ----------     ----------
CAPITALIZATION
     Common share market capitalization                               $244,000       $395,000
     Market capitalization                                            $628,000       $829,000
     Common share closing price                                          $6.50         $11.35
     Common dividend(1)                                                  $0.40          $0.69
     Common share dividend yield(1)                                        6.2%           6.1%
     Preferred share closing price                                      $23.00         $24.35
     Preferred share dividend(2)                                        $2.156         $2.156
     Preferred share dividend yield(2)                                     9.4%           8.9%

DEBT COVERAGE
     Debt weighted average interest rate                                   7.5%           7.2%
     Debt to investment in hotel properties                                 27%            30%
     Debt and preferred shares to investment in hotel properties            40%            43%
     Debt to total market capitalization                                    38%            31%
     Debt and preferred shares to total market capitalization               56%            45%

LIQUIDITY/FLEXIBILITY
     Debt Due 2002                                                          --         $3,000
     Debt Due 2003                                                      $3,000         $3,000
     Debt Due 2004                                                      $5,000        $26,000
     Debt Due 2005                                                      $8,000         $6,000
     Debt Due 2006 and thereafter                                     $222,000       $222,000

     Unencumbered hotel assets(3)                                           42%            42%
     Unsecured Line of Credit Outstanding Balance                           $0        $21,000
     Unsecured Line of Credit Available Balance(4)                    $125,000       $104,000

SHARES AND UNITS OUTSTANDING
     Common Shares                                                  37,488,913     34,784,558
     Common Partnership Units                                        1,167,892      1,274,263
     Preferred Partnership Units                                     3,884,469      3,884,469
     Preferred Shares(5)                                             6,857,493      6,857,493

(1) Regular and special common share dividends declared for the twelve months ended March 31, 2003 and regular common share dividends declared for the twelve months ended March 31, 2002
(2) Regular preferred share dividends declared for the twelve months ended March 31, 2003 and 2002
(3)  Based upon the number of hotels
(4) The actual amount that may be borrowed is contingent upon many factors, such as compliance with unsecured line of credit covenants and the use of proceeds from borrowings
(5)  Assuming conversion into common shares

                              INNKEEPERS USA TRUST
                          DEBT COMPOSITION (UNAUDITED)
                              AS OF MARCH 31, 2003
                       (outstanding balance in thousands)

                                          Stated
                            Outstanding  Interest      Maturity    Encumbered
           DEBT               Balance      Rate          Date      Properties
-------------------------- ------------ ----------   ------------ ------------
Unsecured Line of Credit            $0        --(2)   July 2004        --
Industrial Revenue Bonds        10,000      2.50%(2)  Dec. 2014        --
Term Loan #1                    26,000      8.17%     Oct. 2007         8
Term Loan #2                    38,000      8.15%     Mar. 2009         8
Term Loan #3                    38,000      7.02%     Apr. 2010         8
Term Loan #4                    58,000      7.16%     Oct. 2009         8
Term Loan #5                    50,000      7.75%     Jan. 2011         6
Mortgage(1)                     14,000     10.35%     June 2010         1
Adjustment(1)                    2,000        --             --        --
TOTAL                         $236,000       7.5%(3)     7 yrs.(4)     39


(1) Adjustment to record $14 million mortgage at a fair market interest rate of 7% (the stated interest rate is 10.35%)
(2) Variable rated debt. The industrial revenue bonds stated interest rate includes an annual letter of credit fee of 1.25%.
(3)  Weighted average calculated using the stated interest rate
(4)  Weighted average maturity

                              INNKEEPERS USA TRUST
                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (in thousands)

                                                                  Three Months Ended
                                                                       March 31,
                                                                   2003        2002
                                                                 -------      ------
Cash flows from operating activities:
   Net loss                                                      ($2,554)    ($3,971)
   Adjustments to reconcile net loss to net cash
     provided by operating activities:
     Depreciation and amortization                                 9,085      10,496
     Minority interests                                              911         829
     Deferred rent revenue                                         3,463       5,688
     Changes in operating assets and liabilities:
       Due from lessees                                           (1,404)        697
       Other assets                                                  407         259
       Accounts payable and accrued expenses                        (624)     (2,256)
     Net cash provided by operating activities                     9,284      11,742

Cash flows from investing activities:
     Investment in hotel properties                               (5,077)     (9,503)
     Costs paid on sale of hotel                                      --        (178)
     Deposit and costs incurred in acquisition of hotel             (440)         --
     Net withdrawals (deposits) into restricted cash accounts       (255)      2,958
       Net cash used by investing activities                      (5,772)     (6,723)

Cash flows from financing activities:
     Payments on debt                                             (1,148)       (808)
     Distributions paid to unit holders                           (1,255)     (1,081)
     Distributions paid to shareholders                           (8,495)     (2,842)
     Redemption of units                                              --        (160)
     Loan origination fees and costs paid                           (143)       (245)
       Net cash used by financing activities                     (11,041)     (5,136)

Net decrease in cash and cash equivalents                         (7,529)       (117)
Cash and cash equivalents at beginning of period                  21,367       5,077
Cash and cash equivalents at end of period                       $13,838      $4,960
Supplemental cash flow information:
     Interest paid                                                $4,348      $4,432


                              INNKEEPERS USA TRUST
                       HOTEL OPERATING RESULTS (UNAUDITED)

                                                      Three Months Ended
                                             As of         March 31,      %
                                        March 31, 2003   2003    2002  Inc (dec)
                                        --------------  ------  ------  ------
PORTFOLIO(1)
--------------------------------------
     Average Daily Rate                                 $92.63  $96.46  -3.97%
     Occupancy                                          66.10%  68.14%  -2.99%
     RevPAR                                             $61.23  $65.73  -6.85%

     Number of hotels                             66
     Percent of total rooms                      00%
     Percent of percentage lease revenue(2)      00%

BY SEGMENT
--------------------------------------
Upscale Extended Stay(1)
     Average Daily Rate                                 $93.95  $98.16  -4.29%
     Occupancy                                          69.39%  71.27%  -2.64%
     RevPAR                                             $65.20  $69.96  -6.80%

     Number of hotels                             51
     Percent of total rooms                      76%
     Percent of percentage lease revenue(2)      81%

Mid-Priced
     Average Daily Rate                                 $87.57  $90.08  -2.79%
     Occupancy                                          55.95%  58.51%  -4.38%
     RevPAR                                             $49.00  $52.71  -7.04%

     Number of hotels                             15
     Percent of total rooms                      24%
     Percent of percentage lease revenue(2)      19%

BY FRANCHISE AFFILIATION
--------------------------------------
Residence Inn(1)
     Average Daily Rate                                 $95.19  $97.83  -2.70%
     Occupancy                                          67.45%  70.07%  -3.74%
     RevPAR                                             $64.20  $68.55  -6.35%

     Number of hotels                             45
     Percent of total rooms                      67%
     Percent of percentage lease revenue(2)      70%

                                                     Three Months Ended
                                          As of           March 31,       %
                                      March 31, 2003   2003      2002  Inc (dec)
                                      --------------  ------   ------- ---------
Summerfield Suites
-------------------------------------
     Average Daily Rate                               $86.84   $100.25  -13.38%
     Occupancy                                        83.22%    79.76%    4.34%
     RevPAR                                           $72.27    $79.96   -9.62%

     Number of hotels                            6
     Percent of total rooms                     9%
     Percent of percentage lease revenue(2)    11%

Hampton Inn
-------------------------------------
     Average Daily Rate                               $87.83    $89.97   -2.38%
     Occupancy                                        55.76%    59.74%   -6.66%
     RevPAR                                           $48.98    $53.75   -8.87%

     Number of hotels                           12
     Percent of total rooms                    19%
     Percent of percentage lease revenue(2)    15%

BY MANAGEMENT COMPANY
-------------------------------------
Innkeepers Hospitality(1)
     Average Daily Rate                               $92.16    $93.54   -1.48%
     Occupancy                                        63.40%    65.62%   -3.38%
     RevPAR                                           $58.43    $61.38   -4.81%

     Number of hotels                           43
     Percent of total rooms                    61%
     Percent of percentage lease revenue(2)    57%

Marriott
     Average Daily Rate                               $95.78   $100.63   -4.82%
     Occupancy                                        66.21%    69.61%   -4.88%
     RevPAR                                           $63.41    $70.05   -9.48%

     Number of hotels                           17
     Percent of total rooms                    30%
     Percent of percentage lease revenue(2)    32%

Wyndham
     Average Daily Rate                               $86.84   $100.25  -13.38%
     Occupancy                                        83.22%    79.76%    4.34%
     RevPAR                                           $72.27    $79.96   -9.62%

     Number of hotels                            6
     Percent of total rooms                     9%
     Percent of percentage lease revenue(2)    11%

                                                              Three Months Ended
                                                   As of           March 31,         %
                                               March 31, 2003   2003       2002   Inc (dec)
                                               --------------  ------    -------  ---------
BY GEOGRAPHIC REGION
----------------------------------------------
New England [ME, NH, VT, MA, CT, RI]
     Average Daily Rate                                        $88.41     $92.12    -4.03%
     Occupancy                                                 50.20%     53.02%    -5.32%
     RevPAR                                                    $44.38     $48.85    -9.15%

     Number of hotels                                    5
     Percent of total rooms                             7%
     Percent of percentage lease revenue(2)             6%

Middle Atlantic(1) [NY, NJ, PA]
     Average Daily Rate                                        $91.15     $93.09    -2.08%
     Occupancy                                                 68.92%     71.41%    -3.49%
     RevPAR                                                    $62.83     $66.47    -5.48%

     Number of hotels                                    9
     Percent of total rooms                            14%
     Percent of percentage lease revenue(2)            13%

South Atlantic [DE, MD, WV, DC, VA, NC, SC, GA, FL]
     Average Daily Rate                                        $92.23     $91.73     0.55%
     Occupancy                                                 64.44%     67.02%    -3.85%
     RevPAR                                                    $59.43     $61.48    -3.33%

     Number of hotels                                   14
     Percent of total rooms                            21%
     Percent of percentage lease revenue(2)            18%

East North Central [OH, MI, IN, IL, WI]
     Average Daily Rate                                        $87.32     $89.49    -2.42%
     Occupancy                                                 62.25%     63.38%    -1.78%
     RevPAR                                                    $54.35     $56.72    -4.18%

     Number of hotels                                   12
     Percent of total rooms                            16%
     Percent of percentage lease revenue(2)            14%

East South Central [KY, TN, AL, MS]
     Average Daily Rate                                        $79.89     $76.11     4.97%
     Occupancy                                                 72.28%     74.17%    -2.55%
     RevPAR                                                    $57.74     $56.45     2.29%

     Number of hotels                                    2
     Percent of total rooms                             2%
     Percent of percentage lease revenue(2)             2%


                                                              Three Months Ended
                                                   As of           March 31,         %
                                               March 31, 2003   2003       2002   Inc (dec)
                                               --------------  ------    -------  ---------
West North Central [MN, IA, MO, KS, NE, SD, ND]
     Average Daily Rate                                        $74.34     $80.13    -7.23%
     Occupancy                                                 62.01%     62.70%    -1.10%
     RevPAR                                                    $46.10     $50.24    -8.24%

     Number of hotels                                    2
     Percent of total rooms                             2%
     Percent of percentage lease revenue(2)             2%

West South Central [AR, LA, OK, TX]
     Average Daily Rate                                        $79.27     $91.52   -13.39%
     Occupancy                                                 75.68%     72.29%     4.69%
     RevPAR                                                    $59.99     $66.16    -9.33%

     Number of hotels                                    4
     Percent of total rooms                             7%
     Percent of percentage lease revenue(2)             6%

Mountain [MT, ID, WY, CO, UT, NM, AZ, NV]
     Average Daily Rate                                        $90.48     $88.54     2.19%
     Occupancy                                                 66.14%     75.22%   -12.07%
     RevPAR                                                    $59.85     $66.59   -10.12%

     Number of hotels                                    2
     Percent of total rooms                             4%
     Percent of percentage lease revenue(2)             3%

Pacific [WA, OR, CA, AK, HI]
     Average Daily Rate                                       $103.19    $110.67    -6.76%
     Occupancy                                                 70.01%     72.34%    -3.22%
     RevPAR                                                    $72.25     $80.06    -9.76%

     Number of hotels                                   16
     Percent of total rooms                            27%
     Percent of percentage lease revenue(2)            36%

BY SELECTED MSA
---------------------------------------------
Atlanta
     Average Daily Rate                                        $89.02     $89.29    -0.30%
     Occupancy                                                 52.04%     64.74%   -19.62%
     RevPAR                                                    $46.33     $57.81   -19.86%

     Number of hotels                                    3
     Percent of total rooms                             5%
     Percent of percentage lease revenue(2)             3%


                                                              Three Months Ended
                                                   As of           March 31,         %
                                               March 31, 2003   2003       2002   Inc (dec)
                                               --------------  ------    -------  ---------
Boston
     Average Daily Rate                                        $79.37     $88.39   -10.20%
     Occupancy                                                 34.10%     35.20%    -3.13%
     RevPAR                                                    $27.06     $31.11   -13.02%

     Number of hotels                                    2
     Percent of total rooms                             4%
     Percent of percentage lease revenue(2)             2%

Chicago
     Average Daily Rate                                        $89.82     $94.98    -5.43%
     Occupancy                                                 55.97%     58.63%    -4.54%
     RevPAR                                                    $50.28     $55.69    -9.71%

     Number of hotels                                    4
     Percent of total rooms                             7%
     Percent of percentage lease revenue(2)             7%

Dallas/Ft. Worth
     Average Daily Rate                                        $79.27     $91.52   -13.39%
     Occupancy                                                 75.68%     72.29%     4.69%
     RevPAR                                                    $59.99     $66.16    -9.33%

     Number of hotels                                    4
     Percent of total rooms                             7%
     Percent of percentage lease revenue(2)             6%

Denver
     Average Daily Rate                                        $90.48     $88.54     2.19%
     Occupancy                                                 66.14%     75.22%   -12.07%
     RevPAR                                                    $59.85     $66.59   -10.12%

     Number of hotels                                    2
     Percent of total rooms                             4%
     Percent of percentage lease revenue(2)             3%

Detroit
     Average Daily Rate                                        $91.95     $94.60    -2.80%
     Occupancy                                                 72.12%     67.70%     6.53%
     RevPAR                                                    $66.31     $64.04     3.54%

     Number of hotels                                    3
     Percent of total rooms                             4%
     Percent of percentage lease revenue(2)             4%


                                                              Three Months Ended
                                                   As of           March 31,         %
                                               March 31, 2003   2003       2002   Inc (dec)
                                               --------------  ------    -------  ---------
Hartford
     Average Daily Rate                                       $100.22    $104.50    -4.10%
     Occupancy                                                 63.99%     71.92%   -11.03%
     RevPAR                                                    $64.13     $75.15   -14.66%

     Number of hotels                                    2
     Percent of total rooms                             2%
     Percent of percentage lease revenue(2)             3%

Philadelphia
     Average Daily Rate                                        $88.49     $87.92     0.65%
     Occupancy                                                 77.98%     81.08%    -3.82%
     RevPAR                                                    $69.01     $71.29    -3.20%

     Number of hotels                                    4
     Percent of total rooms                             6%
     Percent of percentage lease revenue(2)             6%

Richmond
     Average Daily Rate                                        $84.14     $80.07     5.08%
     Occupancy                                                 65.13%     58.58%    11.18%
     RevPAR                                                    $54.80     $46.90    16.84%

     Number of hotels                                    2
     Percent of total rooms                             2%
     Percent of percentage lease revenue(2)             2%

San Francisco/San Jose/Oakland
     Average Daily Rate                                       $110.86    $124.61   -11.03%
     Occupancy                                                 64.98%     70.01%    -7.18%
     RevPAR                                                    $72.04     $87.25   -17.43%

     Number of hotels                                    8
     Percent of total rooms                            15%
     Percent of percentage lease revenue(2)            19%
Seattle/Portland
     Average Daily Rate                                        $95.21     $94.00     1.29%
     Occupancy                                                 69.38%     71.87%    -3.46%
     RevPAR                                                    $66.05     $67.56    -2.24%

     Number of hotels                                    6
     Percent of total rooms                             9%
     Percent of percentage lease revenue(2)            12%


                                                              Three Months Ended
                                                   As of           March 31,         %
                                               March 31, 2003   2003       2002   Inc (dec)
                                               --------------  ------    -------  ---------
Washington, D.C.
     Average Daily Rate                                       $101.70    $100.52     1.17%
     Occupancy                                                 59.35%     59.64%    -0.49%
     RevPAR                                                    $60.36     $59.95     0.68%

     Number of hotels                                    3
     Percent of total rooms                             5%
     Percent of percentage lease revenue(2)             6%


(1) Hotel operating results exclude one newly developed hotel opened in September 2002
(2)  Last 12 months